                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549

                                                 ________________

                                                     FORM 8-K

                                                  Current Report

                                                Dated July 11, 2006
                                                        of

                                             AMERICAN SAFETY INSURANCE
                                                  HOLDINGS, LTD.
                              (Exact Name of Registrant as Specified in its Charter)

                                                      Bermuda
                                  (State or Other Jurisdiction of Incorporation)
                                             SEC File Number 001-04795

                                                 44 Church Street
                                                  P.O. Box HM2064
                                              Hamilton HM HX, Bermuda
                                                  (441) 295-5688

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
Securities Act (17 CFR 240.13e-2(c))

Item 5.02         Departure of Directors or Principal Officers; Election of Directors;
Appointment       of Principal Officers.

            On July 11, 2006, American Safety Insurance Holdings, Ltd. (the "Company") received a letter of resignation from William O. Mauldin, Jr., a director of the Company and a member of the Company's Compensation
Committee.  Mr. Mauldin's resignation is effective immediately.  Mr. Mauldin did not resign as a result of any disagreement with the Company on any matter.  Mr. Mauldin's letter of resignation is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

99.1              Letter of Resignation of William O. Mauldin, Jr.

                                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this
Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                    Registrant

Date:  July 13, 2006                By:   /S/ Stephen R. Crim
                              Stephen R. Crim
                                          President and Chief Executive Officer